                                                                      Exhibit 99

                     [LOGO] Banc of America Securities (TM)

--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-B $298,130,000 (approximate)

Classes 1-A-1, 2-A-1 and 2-A-2 (Offered Certificates)

Bank of America, National Association

Seller and Servicer

[LOGO] Bank of America(R) (SM)

February 11, 2005

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-B $298,130,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------

.. Preliminary Summary of Certificates (To Roll)                           pg. 3

.. Preliminary Summary of Certificates (To Maturity)                       pg. 4

.. Preliminary Summary of Terms                                            pg. 5

.. Preliminary Credit Support                                              pg. 11

.. Preliminary Priority of Distributions                                   pg. 11

.. Preliminary Bond Summary (To Roll)                                      pg. 12

.. Preliminary Bond Summary (To Maturity)                                  pg. 13

.. Collateral Characteristics (Group 1)                                    pg. 14

.. Collateral Characteristics (Group 2)                                    pg. 21

                                                                               2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-B $298,130,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                      Preliminary Summary of Certificates
--------------------------------------------------------------------------------------------------------------
                                                 To Roll /(1)/
--------------------------------------------------------------------------------------------------------------
                                                                          Expected
                                                    Est.   Est. Prin.   Maturity to               Expected
           Approx.                                  WAL      Window      Roll @ 25%   Delay        Ratings
Class    Size /(2)/    Interest - Principal Type   (yrs)      (mos)         CPR        Days   (Fitch/ Moody's)
-----   ------------   -------------------------   -----   ----------   -----------   -----   ----------------
Offered Certificates
1-A-1   $ 50,048,000   Variable - Pass-thru/(3)/    1.95     1 - 35       1/25/08       24           AAA / Aaa
2-A-1    120,000,000   Variable - Pass-thru/(4)/    2.58     1 - 59       1/25/10       24           AAA / Aaa
2-A-2    128,082,000   Variable - Pass-thru/(4)/    2.58     1 - 59       1/25/10       24           AAA / Aaa

Not Offered Hereunder
B-1     $  5,095,000                                                                                      N.A.
B-2        2,162,000                                                                                      N.A.
B-3        1,389,000                                                                                      N.A.
B-4          618,000                                                                                      N.A.
B-5          463,000                                                                                      N.A.
B-6          926,907                                                                                      N.A.
1-A-R            100                                                                                      N.A.
1-IO             TBD      Fixed -Interest Only                                                            N.A.
2-IO             TBD      Fixed -Interest Only                                                            N.A.
--------------------------------------------------------------------------------------------------------------

/(1)/ Assumes any outstanding principal balance on the Group 1-A and the Group
     2-A Certificates will be paid in full on the Distribution Date occurring in the month of January 2008 and January 2010, respectively.

/(2)/ Class sizes are subject to change.

/(3)/ For each Distribution Date occurring prior to February 2008, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% . For each Distribution Date occurring in the month of or after February 2008, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(4)/ For each Distribution Date occurring prior to February 2010, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ]% for the Class 2-A-1 and Class 2-A-2 Certificates, respectively. For each Distribution Date occurring in the month of or after February 2010, interest will accrue on the Group 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

                                                                               3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-B $298,130,000 (approximate)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                       Preliminary Summary of Certificates
----------------------------------------------------------------------------------------------------------------
                                                   To Maturity
----------------------------------------------------------------------------------------------------------------
                                                    Est.   Est. Prin.      Expected                 Expected
           Approx.                                  WAL      Window         Final       Delay        Ratings
Class    Size /(1)/    Interest - Principal Type   (yrs)   (mos)/(2)/   Maturity/(2)/    Days   (Fitch/ Moody's)
-----   ------------   -------------------------   -----   ----------   -------------   -----   ----------------
Offered Certificates
1-A-1   $ 50,048,000   Variable - Pass-thru/(3)/    3.27     1 - 360       2/25/35        24           AAA / Aaa
2-A-1    120,000,000   Variable - Pass-thru/(4)/    3.31     1 - 360       2/25/35        24           AAA / Aaa
2-A-2    128,082,000   Variable - Pass-thru/(4)/    3.31     1 - 360       2/25/35        24           AAA / Aaa
----------------------------------------------------------------------------------------------------------------

/(1)/ Class sizes are subject to change.

/(2)/ Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

/(3)/ For each Distribution Date occurring prior to February 2008, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% . For each Distribution Date occurring in the month of or after February 2008, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(4)/ For each Distribution Date occurring prior to February 2010, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ]% for the Class 2-A-1 and Class 2-A-2 Certificates, respectively. For each Distribution Date occurring in the month of or after February 2010, interest will accrue on the Group 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

                                                                               4

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-B $298,130,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Transaction:                     Banc of America Mortgage Securities, Inc.
                                 Mortgage Pass-Through Certificates, Series
                                 2005-B

Lead Manager (Book Runner):      Banc of America Securities LLC

Co-Managers:                     Bear, Stearns & Co. Inc. and Lehman Brothers
                                 Inc.

Seller and Servicer:             Bank of America, National Association

Trustee:                         Wells Fargo Bank, N.A.

Rating Agencies:                 Fitch Ratings (Class A Certificates and
                                 Subordinate Certificates) and Moody's Investors
                                 Service, Inc. (Class A Certificates).

Transaction Size:                $308,784,007

Securities Offered:              $50,048,000 Class 1-A-1 Certificates
                                 $120,000,000 Class 2-A-1 Certificates
                                 $128,082,000 Class 2-A-2 Certificates

Group 1 Collateral:              3/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 49.34% of the Group 1 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 2 Collateral:              5/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first
                                 lien mortgage loans. The Group 2 Mortgage Loans
                                 have a fixed interest rate for approximately 5
                                 years and thereafter the Mortgage Loans have a
                                 variable interest rate. Approximately 64.59% of
                                 the Group 2 Mortgage Loans require only
                                 payments of interest until the month following
                                 the first rate adjustment date. Approximately
                                 1.20% of the Group 2 Mortgage Loans have a
                                 prepayment fee as of the day of origination.
--------------------------------------------------------------------------------

                                                                               5

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-B $298,130,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Expected Pricing Date:           Week of February 14, 2005

Expected Closing Date:           On or about February 25, 2005

Distribution Date:               25th of each month, or the next succeeding
                                 business day (First Distribution Date:
                                 March 25, 2005)

Cut-Off Date:                    February 1, 2005

Class A Certificates:            Class 1-A-1, 1-A-R, 2-A-1 and 2-A-2
                                 Certificates (the "Class A Certificates").
                                 The Class 1-A-R Certificates are not offered hereunder.

Subordinate Certificates:        Class B-1, B-2, B-3, B-4, B-5 and B-6
                                 Certificates (the "Class B Certificates").
                                 The Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:          Class 1-A-1 and 1-A-R

Group 2-A Certificates:          Class 2-A-1 and 2-A-2

Day Count:                       30/360

Group 1 and Group 2              25% CPR
Prepayment Speed:

Clearing:                        DTC, Clearstream and Euroclear

                                 Original Certificate      Minimum       Incremental
                                         Form           Denominations   Denominations
                                 --------------------   -------------   -------------
Denominations:
   Class A Offered
      Certificates                    Book Entry            $1,000            $1

SMMEA Eligibility:               The Class A Certificates and the Class B-1
                                 Certificates are expected to constitute
                                 "mortgage related securities" for purposes of SMMEA.

Tax Structure:                   REMIC

Optional Clean-up Call:          Any Distribution Date on or after which the
                                 aggregate Stated Principal Balance of the Mortgage Loans declines to 10% or less of the aggregate unpaid Principal Balance of such Mortgage Loans as of the Cut-Off Date ("Cut-Off
                                 Date Pool Principal Balance").

--------------------------------------------------------------------------------

                                                                               6

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-B $298,130,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Distribution:          Principal will be allocated to the certificates
                                 according to the Priority of Distributions: The
                                 Senior Principal Distribution Amount for Group
                                 1 will generally be allocated first to the Class 1-A-R Certificates and then to the Class
                                 1-A-1 Certificates until their class balances have been reduced to zero. The Senior Principal
                                 Distribution Amount for Group 2 will generally be allocated to the Class 2-A-1 and 2-A-2
                                 Certificates, pro rata until their class balances have been reduced to zero. The
                                 Subordinate Principal Distribution Amount will generally be allocated to the Subordinate
                                 Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balances of the Class A Certificates of a Group have been reduced to zero, certain amounts otherwise payable to the Subordinate
                                 Certificates may be paid to the Class A
                                 Certificates of the other Group (Please see the Priority of Distributions section.)

Interest Accrual:                Interest will accrue on the Class 1-A-1, Class
                                 2-A-1 and Class 2-A-2 Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, an "Interest
                                 Accrual Period"). The initial Interest Accrual
                                 Period will be deemed to have commenced on February 1, 2005. Interest which accrues on such class of Certificates during an Interest
                                 Accrual Period will be calculated on the assumption that distributions which reduce the class balances thereof on the Distribution Date in that Interest Accrual Period are made on the first day of the Interest Accrual Period.
                                 Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Administrative Fee:              The Administrative Fees with respect to the
                                 Trust are payable out of the interest payments
                                 received on each Mortgage Loan. The
                                 "Administrative Fees" consist of (a) servicing
                                 compensation payable to the Servicer in respect
                                 of its servicing activities (the "Servicing
                                 Fee") and (b) fees paid to the Trustee. The
                                 Administrative Fees will accrue on the Stated
                                 Principal Balance of each Mortgage Loan at a
                                 rate (the "Administrative Fee Rate") equal to
                                 the sum of the Servicing Fee Rate for such
                                 Mortgage Loan and the Trustee Fee Rate. The
                                 "Trustee Fee Rate" will be 0.0075% per annum.
                                 The Servicing Fee Rate for Loan Group 1 will be
                                 0.375% per annum and the Servicing Fee Rate for
                                 Loan Group 2 will be 0.250% per annum.
--------------------------------------------------------------------------------

                                                                               7

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-B $298,130,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Compensating Interest:           The aggregate servicing fee payable to the
                                 Servicer for any month will be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for such
                                 Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:      As to any Mortgage Loan and Distribution Date,
                                 the excess of its mortgage interest rate over the Administrative Fee Rate.

Pool Distribution Amount:        The Pool Distribution Amount for each Loan
                                 Group with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related
                                 Servicing Fee) and principal due on the
                                 Mortgage Loans in such Loan Group on the due date in the month of such Distribution Date, together with any advances in respect thereof or any compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures, and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage
                                 Loans in such Loan Group, by foreclosure or otherwise, during the calendar month preceding the month of such Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage
                                 Loans in such Loan Group during the calendar month preceding the month of such Distribution
                                 Date; and (iv) any substitution adjustment payments in connection with any defective
                                 Mortgage Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool Distribution
                                 Amounts will not include any profit received by the Servicer on the foreclosure of a Mortgage
                                 Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:               The Senior Percentage for a Loan Group on any
                                 Distribution Date will equal (i) the aggregate class balance of the Class A Certificates of the related Group immediately prior to such date, divided by (ii) the aggregate principal balance of such Loan Group for such date.

Subordinate Percentage:          The Subordinate Percentage for a Loan Group for
                                 any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment           The Subordinate Prepayment Percentage for a
Percentage:                      Loan Group for any Distribution Date will equal
                                 100% minus the Senior Prepayment Percentage for
                                 such Loan Group for such date.
--------------------------------------------------------------------------------

                                                                               8

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-B $298,130,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Senior Prepayment                For the following Distribution Dates, will be
Percentage:                      as follows:

                                                      Senior Prepayment
                                 Distribution Date    Percentage
                                 ------------------   --------------------------
                                 March 2005 through   100%;
                                 February 2012
                                 March 2012 through   the applicable Senior
                                 February 2013        Percentage plus, 70% of
                                                      the applicable Subordinate
                                                      Percentage;
                                 March 2013 through   the applicable Senior
                                 February 2014        Percentage plus, 60% of
                                                      the applicable Subordinate
                                                      Percentage;
                                 March 2014 through   the applicable Senior
                                 February 2015        Percentage plus, 40% of
                                                      the applicable Subordinate
                                                      Percentage;
                                 March 2015 through   the applicable Senior
                                 February 2016        Percentage plus, 20% of
                                                      the applicable Subordinate
                                                      Percentage;
                                 March 2016 and       the applicable Senior
                                 thereafter           Percentage;

                                 provided, however,

                                 (i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates of all Groups divided by (y) the aggregate Principal Balance of all Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all Loan Groups for such Distribution Date will equal 100%,

                                 (ii) if for each Group of Certificates on any
                                      Distribution Date prior to the March 2008
                                      Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Principal Balance of all the Loan Groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan Group, and

                                 (iii) if for each Group of Certificates on or
                                      after the March 2008 Distribution Date,
                                      prior to giving effect to any
                                      distributions, the Aggregate Subordinate
                                      Percentage is greater than or equal to
                                      twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior Percentage for each Loan Group.

--------------------------------------------------------------------------------

                                                                               9

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-B $298,130,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Amount:                The Principal Amount for any Distribution Date
                                 and any Loan Group will equal the sum of (a) the principal portion of each Monthly Payment
                                 (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related due date), (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan
                                 Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan
                                 Group received with respect to such
                                 Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution
                                 Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution
                                 Date.

Senior Principal Distribution    The Senior Principal Distribution Amount for a
Amount:                          Loan Group for any Distribution Date will equal
                                 the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses
                                 (a) through (d) of the definition of "Principal
                                 Amount" for such Loan Group and such
                                 Distribution Date and (ii) the Senior
                                 Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal            The Subordinate Principal Distribution Amount
Distribution Amount:             for a Loan Group for any Distribution Date will
                                 equal the sum of (i) the Subordinate Percentage
                                 for such Loan Group of the amounts described in
                                 clauses (a) through (d) of the definition of
                                 "Principal Amount" for such Loan Group and such
                                 Distribution Date and (ii) the Subordinate
                                 Prepayment Percentage for such Loan Group of
                                 the amounts described in clauses (e) and (f) of
                                 the definition of "Principal Amount" for such
                                 Loan Group and such Distribution Date.
--------------------------------------------------------------------------------

                                                                              10

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-B $298,130,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Preliminary Credit Support
--------------------------------------------------------------------------------
The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                      Subordination of Class B Certificates
                      -------------------------------------
                                     Class A
                             Credit Support (3.45%)
                      -------------------------------------
                                    Class B-1
                             Credit Support (1.80%)
                      -------------------------------------
                                    Class B-2
                             Credit Support (1.10%)
                      -------------------------------------        Order of
    Priority of                     Class B-3                        Loss
      Payment                Credit Support (0.65%)               Allocation
                      -------------------------------------
                                    Class B-4
                             Credit Support (0.45%)
                      -------------------------------------
                                    Class B-5
                             Credit Support (0.30%)
                      -------------------------------------
                                    Class B-6
                             Credit Support (0.00%)
                      -------------------------------------

--------------------------------------------------------------------------------
                      Preliminary Priority of Distributions
--------------------------------------------------------------------------------
Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                      Preliminary Priority of Distributions
     ----------------------------------------------------------------------
                             First, to the Trustee;
     ----------------------------------------------------------------------
                                        |
     ----------------------------------------------------------------------
     Second, to the Class 1-IO and Class 2-IO Certificates to pay Interest;
     ----------------------------------------------------------------------
                                        |
     ----------------------------------------------------------------------
        Third, to the Class A Certificates of each Group to pay Interest;
     ----------------------------------------------------------------------
                                        |
     ----------------------------------------------------------------------
       Fourth, to the Class A Certificates of each Group to pay Principal;
     ----------------------------------------------------------------------
                                        |
     ----------------------------------------------------------------------
        Fifth, sequentially, to each class of Subordinate Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1 Certificates, until each class balance is zero; and
     ----------------------------------------------------------------------
                                        |
     ----------------------------------------------------------------------
           Sixth, to the residual certificate, any remaining amounts.
     ----------------------------------------------------------------------

                                                                              11

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-B $298,130,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                             Preliminary Bond Summary
-----------------------------------------------------------------------------------------------------------------
                                                   To Roll/(1)/
-----------------------------------------------------------------------------------------------------------------
1-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             3.919        3.902        3.891        3.880        3.867        3.837        3.799
Average Life (Years)        2.679        2.295        2.116        1.947        1.788        1.496        1.237
Modified Duration           2.489        2.140        1.978        1.823        1.678        1.411        1.172
Principal Window Begin   03/25/2005   03/25/2005   03/25/2005   03/25/2005   03/25/2005   03/25/2005   03/25/2005
Principal Window End     01/25/2008   01/25/2008   01/25/2008   01/25/2008   01/25/2008   01/25/2008   01/25/2008
Principal # Months           35           35           35           35           35           35           35

2-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%          15%           20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             4.302        4.281        4.268       4.254         4.237        4.199        4.150
Average Life (Years)        4.277        3.316        2.922        2.575        2.268        1.761        1.368
Modified Duration           3.800        2.977        2.638        2.337        2.070        1.626        1.277
Principal Window Begin   03/25/2005   03/25/2005   03/25/2005   03/25/2005   03/25/2005   03/25/2005   03/25/2005
Principal Window End     01/25/2010   01/25/2010   01/25/2010   01/25/2010   01/25/2010   01/25/2010   01/25/2010
Principal # Months           59           59           59           59           59           59           59

2-A-2
-----------------------------------------------------------------------------------------------------------------
CPR                          5%          15%           20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-29             4.501        4.412        4.359        4.299        4.232        4.071        3.866
Average Life (Years)        4.277        3.316        2.922        2.575        2.268        1.761        1.368
Modified Duration           3.765        2.959        2.626        2.330        2.067        1.628        1.282
Principal Window Begin   03/25/2005   03/25/2005   03/25/2005   03/25/2005   03/25/2005   03/25/2005   03/25/2005
Principal Window End     01/25/2010   01/25/2010   01/25/2010   01/25/2010   01/25/2010   01/25/2010   01/25/2010
Principal # Months           59           59           59           59           59           59           59

/(1)/ Assumes any outstanding principal balance on the Group 1-A and the Group
     2-A Certificates will be paid in full on the Distribution Date occurring in the month of January 2008 and January 2010, respectively.

                                                                              12

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-B $298,130,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                             Preliminary Bond Summary
-----------------------------------------------------------------------------------------------------------------
                                                   To Maturity
-----------------------------------------------------------------------------------------------------------------
1-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             4.796        4.561        4.452        4.350        4.255        4.087        3.945
Average Life (Years)        11.443       5.418        4.128        3.272        2.670        1.889        1.403
Modified Duration           7.939        4.382        3.488        2.853        2.381        1.736        1.313
Principal Window Begin   03/25/2005   03/25/2005   03/25/2005   03/25/2005   03/25/2005   03/25/2005   03/25/2005
Principal Window End     02/25/2035   02/25/2035   02/25/2035   02/25/2035   02/25/2035   02/25/2035   02/25/2032
Principal # Months           360          360          360          360          360          360          324

2-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00            4.841        4.616        4.524        4.445         4.376        4.265       4.177
Average Life (Years)       11.696       5.503        4.181        3.307         2.694        1.901       1.409
Modified Duration          8.070        4.420        3.507        2.860         2.383        1.732       1.309
Principal Window Begin   03/25/2005   03/25/2005   03/25/2005   03/25/2005   03/25/2005   03/25/2005   03/25/2005
Principal Window End     02/25/2035   02/25/2035   02/25/2035   02/25/2035   02/25/2035   02/25/2035   02/25/2033
Principal # Months          360          360          360          360           360          360         336

2-A-2
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-29            4.932        4.703        4.591        4.480         4.370        4.145       3.901
Average Life (Years)       11.696       5.503        4.181        3.307         2.694        1.901       1.409
Modified Duration          7.931        4.372        3.479        2.846         2.377        1.735       1.315
Principal Window Begin   03/25/2005   03/25/2005   03/25/2005   03/25/2005   03/25/2005   03/25/2005   03/25/2005
Principal Window End     02/25/2035   02/25/2035   02/25/2035   02/25/2035   02/25/2035   02/25/2035   03/25/2033
Principal # Months          360          360          360          360           360          360         337

                                                                              13

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-B $298,130,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 49.34% of the Group 1 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                          Collateral Summary    Range (if applicable)
                                          ------------------   ----------------------
Total Outstanding Loan Balance                $51,836,754
Total Number of Loans                                 103
Average Loan Principal Balance                   $503,269      $359,641 to $1,000,000
WA Gross Coupon                                     5.086%            4.250% to 6.375%
WA FICO                                               732                  620 to 806
WA Original Term (mos.)                               358                  180 to 360
WA Remaining Term (mos.)                              358                  180 to 360
WA OLTV                                             74.49%            38.75% to 95.00%
WA Months to First Rate Adjustment Date         35 months             34 to 36 months
Gross Margin                                        2.250%
WA Rate Ceiling                                    11.086%          10.250% to 12.375%
Geographic Concentration of Mortgaged     CA        51.22%
Properties (Top 5 States) based on the    FL        13.55%
Aggregate Stated Principal Balance        IL         8.52%
                                          MA         3.95%
                                          VA         3.86%

--------------------------------------------------------------------------------

                                                                              14

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-B $298,130,000 (approximate)
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Occupancy                          Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                    86       $43,544,757.96        84.00%
Second Home                          14         6,937,395.19        13.38
Investor Property                     3         1,354,601.03         2.61
------------------------------------------------------------------------------
Total:                              103       $51,836,754.18       100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Property Type                      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence              65       $32,840,131.78        63.35%
Condominium                          18         8,828,248.37        17.03
PUD-Detached                         16         8,318,938.79        16.05
2-Family                              2           975,435.24         1.88
3-Family                              1           480,000.00         0.93
PUD-Attached                          1           394,000.00         0.76
------------------------------------------------------------------------------
Total:                              103       $51,836,754.18       100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Purpose                            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                             59       $29,275,185.09        56.48%
Refinance-Rate/Term                  27        13,748,201.91        26.52
Refinance-Cashout                    17         8,813,367.18        17.00
------------------------------------------------------------------------------
Total:                              103       $51,836,754.18       100.00%
==============================================================================

           Geographical Distribution of the Mortgage Properties of the

                                                                              15

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-B $298,130,000 (approximate)
--------------------------------------------------------------------------------

                          Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                  Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Geographic Area                    Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                           53       $26,548,847.61        51.22%
Florida                              13         7,024,969.86        13.55
Illinois                              8         4,416,830.02         8.52
Massachusetts                         3         2,045,677.16         3.95
Virginia                              4         2,002,777.81         3.86
Nevada                                4         1,925,072.62         3.71
Washington                            3         1,496,005.85         2.89
North Carolina                        3         1,261,031.83         2.43
New Jersey                            2           750,000.00         1.45
Tennessee                             1           532,000.00         1.03
New York                              1           472,000.00         0.91
Kansas                                1           461,000.00         0.89
Delaware                              1           448,800.00         0.87
Michigan                              1           445,600.00         0.86
Arizona                               1           427,020.96         0.82
Colorado                              1           427,000.00         0.82
Maine                                 1           389,520.46         0.75
Utah                                  1           384,000.00         0.74
Texas                                 1           378,600.00         0.73
------------------------------------------------------------------------------
Total:                              103       $51,836,754.18       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 3.96% of the Group 1
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

    California State Distribution of the Mortgaged Properties of the Group 1
                                 Mortgage Loans

------------------------------------------------------------------------------
                                                                     % of
                                                                 Cut-Off Date
                                                 Aggregate      Pool Principal
                                 Number Of   Stated Principal   Balance of the
                                  Mortgage     Balance as of      California
California State Distribution      Loans       Cut-Off Date     Mortage Loans
------------------------------------------------------------------------------
Northern California                  32       $16,536,696.32        62.29%
Southern California                  21        10,012,151.29        37.71
------------------------------------------------------------------------------
Total:                               53       $26,548,847.61       100.00%
==============================================================================

  Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans /(1)/

                                                                              16

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-B $298,130,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan             Mortgage     Balance as of    Pool Principal
Principal Balances ($)             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
350,000.01 - 400,000.00              24       $ 9,147,287.65         17.65%
400,000.01 - 450,000.00              22         9,536,344.33         18.40
450,000.01 - 500,000.00              20         9,576,154.24         18.47
500,000.01 - 550,000.00              12         6,257,013.04         12.07
550,000.01 - 600,000.00               6         3,486,423.54          6.73
600,000.01 - 650,000.00               4         2,547,982.85          4.92
650,000.01 - 700,000.00               6         4,044,822.33          7.80
700,000.01 - 750,000.00               5         3,657,692.48          7.06
750,000.01 - 800,000.00               1           775,000.00          1.50
800,000.01 - 850,000.00               1           808,033.72          1.56
950,000.01 - 1,000,000.00             2         2,000,000.00          3.86
------------------------------------------------------------------------------
Total:                              103       $51,836,754.18        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $503,269.

         Original Loan-To-Value Ratios of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value            Mortgage     Balance as of    Pool Principal
Ratios (%)                         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
35.01 - 40.00                         1       $   775,000.00          1.50%
40.01 - 45.00                         1           378,600.00          0.73
45.01 - 50.00                         2         1,250,000.00          2.41
50.01 - 55.00                         4         2,340,000.00          4.51
55.01 - 60.00                         4         2,269,534.75          4.38
65.01 - 70.00                        14         7,051,893.26         13.60
70.01 - 75.00                         7         3,856,652.23          7.44
75.01 - 80.00                        63        30,926,239.98         59.66
85.01 - 90.00                         5         2,200,823.00          4.25
90.01 - 95.00                         2           788,010.96          1.52
------------------------------------------------------------------------------
Total:                              103       $51,836,754.18        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 74.49%.

        Current Mortgage Interest Rates of the Group 1 Mortgage Loans /(1)/

                                                                              17

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-B $298,130,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
4.001 - 4.250                         1       $   738,500.00          1.42%
4.251 - 4.500                         9         4,828,243.60          9.31
4.501 - 4.750                        10         5,756,855.66         11.11
4.751 - 5.000                        31        14,733,548.71         28.42
5.001 - 5.250                        24        11,326,736.62         21.85
5.251 - 5.500                        15         7,922,139.05         15.28
5.501 - 5.750                         9         4,843,876.70          9.34
5.751 - 6.000                         3         1,325,863.84          2.56
6.251 - 6.500                         1           360,990.00          0.70
------------------------------------------------------------------------------
Total:                              103       $51,836,754.18        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 1 Mortgage Loans is expected to be approximately 5.086% per annum.

                   Gross Margins of the Group 1 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Gross Margin (%)                   Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                               103       $51,836,754.18        100.00%
------------------------------------------------------------------------------
Total:                              103       $51,836,754.18        100.00%
==============================================================================

                 Rate Ceilings of the Group 1 Mortgage Loans /(1)/

                                                                              18

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-B $298,130,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                  Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
10.001 - 10.250                       1       $   738,500.00          1.42%
10.251 - 10.500                       9         4,828,243.60          9.31
10.501 - 10.750                      10         5,756,855.66         11.11
10.751 - 11.000                      31        14,733,548.71         28.42
11.001 - 11.250                      24        11,326,736.62         21.85
11.251 - 11.500                      15         7,922,139.05         15.28
11.501 - 11.750                       9         4,843,876.70          9.34
11.751 - 12.000                       3         1,325,863.84          2.56
12.251 - 12.500                       1           360,990.00          0.70
------------------------------------------------------------------------------
Total:                              103       $51,836,754.18        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1
     Mortgage Loans is expected to be approximately 11.086% per annum.

         First Rate Adjustment Date of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
First Rate Adjustment Date         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
December 1, 2007                      3       $ 1,247,531.83          2.41%
January 1, 2008                      58        28,679,316.35         55.33
February 1, 2008                     42        21,909,906.00         42.27
------------------------------------------------------------------------------
Total:                              103       $51,836,754.18        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

               Remaining Terms of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Remaining Term (Months)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
161 - 180                             1       $   500,000.00          0.96%
341 - 360                           102        51,336,754.18         99.04
------------------------------------------------------------------------------
Total:                              103       $51,836,754.18        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 358 months.

                                                                              19

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-B $298,130,000 (approximate)
--------------------------------------------------------------------------------

         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Credit Scores                      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                            2        $ 1,146,259.31          2.21%
751 - 800                           36         17,766,650.23         34.27
701 - 750                           45         23,026,388.66         44.42
651 - 700                           15          6,925,732.98         13.36
601 - 650                            5          2,971,723.00          5.73
------------------------------------------------------------------------------
Total:                             103        $51,836,754.18        100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              20

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-B $298,130,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 64.59% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 1.20% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                   Collateral Summary    Range (if applicable)
                                                   ------------------   ----------------------
Total Outstanding Loan Balance                          $256,947,252

Total Number of Loans                                            487

Average Loan Principal Balance                              $527,612    $359,650 to $1,475,000

WA Gross Coupon                                                5.031%          3.625% to 6.500%

WA FICO                                                          737                623 to 821

WA Original Term (mos.)                                          359                180 to 360

WA Remaining Term (mos.)                                         358                178 to 360

WA OLTV                                                        71.30%           6.62% to 95.00%

WA Months to First Rate
   Adjustment Date                                         59 months            44 to 60 months

Gross Margin                                                   2.250%

WA Rate Ceiling                                               10.031%         8.625% to 11.500%

Geographic Concentration of Mortgaged
Properties (Top 5 States) based on the Aggregate   CA          53.59%
Stated Principal Balance                           FL           9.79%
                                                   VA           6.26%
                                                   MD           3.13%
                                                   IL           2.93%

                                                                              21

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-B $298,130,000 (approximate)
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Occupancy                          Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                   434       $227,101,340.52        88.38%
Second Home                          47         27,130,727.23        10.56
Investor Property                     6          2,715,184.59         1.06
------------------------------------------------------------------------------
Total:                              487       $256,947,252.34       100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Property Type                      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence             292       $155,705,475.39        60.60%
PUD-Detached                        104         55,676,892.73        21.67
Condominium                          76         38,196,461.76        14.87
PUD-Attached                          8          3,922,031.81         1.53
2-Family                              5          2,657,650.65         1.03
4-Family                              1            412,000.00         0.16
Cooperative                           1            376,740.00         0.15
------------------------------------------------------------------------------
Total:                              487       $256,947,252.34       100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Purpose                            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                            289       $152,258,633.57        59.26%
Refinance-Rate/Term                 105         56,388,519.84         21.95
Refinance-Cashout                    91         46,557,704.26         18.12
Construction/Permanent               2           1,742,394.67          0.68
------------------------------------------------------------------------------
Total:                              487       $256,947,252.34       100.00%
==============================================================================

                                                                              22

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-B $298,130,000 (approximate)
--------------------------------------------------------------------------------

           Geographical Distribution of the Mortgage Properties of the
                          Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Geographic Area                    Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                          261       $137,708,346.60        53.59%
Florida                              49         25,142,888.01         9.79
Virginia                             34         16,092,013.58         6.26
Maryland                             16          8,051,447.36         3.13
Illinois                             13          7,536,445.26         2.93
South Carolina                       11          5,804,399.72         2.26
Arizona                               8          5,187,514.49         2.02
North Carolina                        8          4,883,359.11         1.90
Washington                            8          4,084,122.57         1.59
Massachusetts                         8          4,026,200.00         1.57
Nevada                                8          3,881,797.91         1.51
Georgia                               7          3,821,768.94         1.49
Colorado                              5          3,700,000.00         1.44
District of Columbia                  7          3,375,523.05         1.31
New Jersey                            6          3,195,666.11         1.24
New York                              5          2,860,460.53         1.11
Tennessee                             6          2,625,601.13         1.02
Texas                                 5          2,524,985.70         0.98
Connecticut                           4          2,196,853.96         0.85
Missouri                              4          2,164,212.18         0.84
Kansas                                3          1,730,183.25         0.67
Vermont                               2          1,575,000.00         0.61
Michigan                              2          1,280,000.00         0.50
Pennsylvania                          2            924,142.88         0.36
Delaware                              1            677,000.00         0.26
Rhode Island                          1            600,000.00         0.23
New Mexico                            1            495,000.00         0.19
Wisconsin                             1            426,400.00         0.17
Alabama                               1            375,920.00         0.15
------------------------------------------------------------------------------
Total:                              487       $256,947,252.34       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 1.22% of the Group 2
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

                                                                              23

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-B $298,130,000 (approximate)
--------------------------------------------------------------------------------

        California State Distribution of the Mortgaged Properties of the
                             Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                                     % of
                                                                 Cut-Off Date
                                                 Aggregate      Pool Principal
                                 Number Of   Stated Principal   Balance of the
                                  Mortgage     Balance as of      California
California State Distribution      Loans       Cut-Off Date     Mortgage Loans
------------------------------------------------------------------------------
Northern California                 160       $ 85,487,731.84        62.08%
Southern California                 101         52,220,614.76        37.92
------------------------------------------------------------------------------
Total:                              261       $137,708,346.60       100.00%
==============================================================================

  Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan             Mortgage     Balance as of    Pool Principal
Principal Balances ($)             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
350,000.01 - 400,000.00             100       $ 38,147,759.70        14.85%
400,000.01 - 450,000.00              98         41,629,540.75        16.20
450,000.01 - 500,000.00             102         49,140,820.74        19.12
500,000.01 - 550,000.00              42         22,209,009.49         8.64
550,000.01 - 600,000.00              42         24,325,652.62         9.47
600,000.01 - 650,000.00              29         18,254,431.02         7.10
650,000.01 - 700,000.00               9          6,096,440.07         2.37
700,000.01 - 750,000.00              16         11,672,060.32         4.54
750,000.01 - 800,000.00              15         11,745,645.00         4.57
800,000.01 - 850,000.00               4          3,344,863.00         1.30
850,000.01 - 900,000.00               6          5,348,297.17         2.08
900,000.01 - 950,000.00               4          3,780,886.21         1.47
950,000.01 - 1,000,000.00            14         13,696,803.00         5.33
1,000,000.01 - 1,500,000.00           6          7,555,043.25         2.94
------------------------------------------------------------------------------
Total:                              487       $256,947,252.34       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $527,612.

                                                                              24

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-B $298,130,000 (approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value            Mortgage     Balance as of    Pool Principal
Ratios (%)                         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
5.01 - 10.00                          1       $    612,000.00         0.24%
20.01 - 25.00                         3          2,083,000.00         0.81
30.01 - 35.00                         5          3,276,156.35         1.28
35.01 - 40.00                         5          3,359,471.14         1.31
40.01 - 45.00                         4          2,818,400.00         1.10
45.01 - 50.00                        16          8,675,782.74         3.38
50.01 - 55.00                        20         10,984,490.67         4.27
55.01 - 60.00                        20         11,395,126.21         4.43
60.01 - 65.00                        33         19,219,997.53         7.48
65.01 - 70.00                        57         30,868,562.31        12.01
70.01 - 75.00                        42         23,823,664.15         9.27
75.01 - 80.00                       268        134,350,738.03        52.29
80.01 - 85.00                         2            887,800.00         0.35
85.01 - 90.00                         9          3,846,408.21         1.50
90.01 - 95.00                         2            745,655.00         0.29
------------------------------------------------------------------------------
Total:                              487       $256,947,252.34       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 71.30%.

       Current Mortgage Interest Rates of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
3.501 - 3.750                         9       $ 4,647,262.42          1.81%
3.751 - 4.000                         7         3,781,446.82          1.47
4.001 - 4.250                         9         4,809,139.31          1.87
4.251 - 4.500                        29        16,238,830.00          6.32
4.501 - 4.750                        64        34,759,170.75         13.53
4.751 - 5.000                       130        68,375,119.18         26.61
5.001 - 5.250                       120        63,471,290.94         24.70
5.251 - 5.500                        72        36,886,228.69         14.36
5.501 - 5.750                        38        19,252,794.72          7.49
5.751 - 6.000                         7         3,352,291.11          1.30
6.001 - 6.250                         1           947,278.40          0.37
6.251 - 6.500                         1           426,400.00          0.17
------------------------------------------------------------------------------
Total:                              487       $256,947,252.34       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 2 Mortgage Loans is expected to be approximately 5.031% per annum.

                                                                              25

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-B $298,130,000 (approximate)
--------------------------------------------------------------------------------

                   Gross Margins of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Gross Margin (%)                   Loans       Cut-Off Date        Balance
------------------------------------------------------------------------------
2.250                               487       $256,947,252.34       100.00%
------------------------------------------------------------------------------
Total:                              487       $256,947,252.34       100.00%
==============================================================================

                Rate Ceilings of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                  Loans       Cut-Off Date        Balance
------------------------------------------------------------------------------
8.501 - 8.750                         9       $  4,647,262.42         1.81%
8.751 - 9.000                         7          3,781,446.82         1.47
9.001 - 9.250                         9          4,809,139.31         1.87
9.251 - 9.500                        29         16,238,830.00         6.32
9.501 - 9.750                        64         34,759,170.75        13.53
9.751 - 10.000                      130         68,375,119.18        26.61
10.001 - 10.250                     120         63,471,290.94        24.70
10.251 - 10.500                      72         36,886,228.69        14.36
10.501 - 10.750                      38         19,252,794.72         7.49
10.751 - 11.000                       7          3,352,291.11         1.30
11.001 - 11.250                       1            947,278.40         0.37
11.251 - 11.500                       1            426,400.00         0.17
------------------------------------------------------------------------------
Total:                              487       $256,947,252.34       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2
     Mortgage Loans is expected to be approximately 10.031% per annum.

         First Rate Adjustment Date of the Group 2 Mortgage Loans /(1)/

                                                                              26

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-B $298,130,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
First Rate Adjustment Date         Loans       Cut-Off Date        Balance
------------------------------------------------------------------------------
October 1, 2008                       1       $  1,245,043.25         0.48%
December 1, 2008                      1            497,351.42         0.19
October 1, 2009                       1            600,000.00         0.23
November 1, 2009                      1            456,950.94         0.18
December 1, 2009                      3          1,574,871.86         0.61
January 1, 2010                     223        115,202,942.21        44.84
February 1, 2010                    257        137,370,092.66        53.46
------------------------------------------------------------------------------
Total:                              487       $256,947,252.34       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

               Remaining Terms of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Remaining Term (Months)            Loans       Cut-Off Date        Balance
------------------------------------------------------------------------------
161 - 180                             3       $  1,910,683.25         0.74%
341 - 360                           484        255,036,569.09        99.26
------------------------------------------------------------------------------
Total:                              487       $256,947,252.34       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 358 months.

        Credit Scoring of Mortgagors of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Credit Scores                      Loans       Cut-Off Date        Balance
------------------------------------------------------------------------------
801 - 850                            28       $ 15,212,948.70         5.92%
751 - 800                           186        101,843,426.09        39.64
701 - 750                           155         81,849,362.62        31.85
651 - 700                            95         47,536,656.52        18.50
601 - 650                            21          9,645,418.24         3.75
Not Scored                            2            859,440.17         0.33
------------------------------------------------------------------------------
Total:                              487       $256,947,252.34       100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              27

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-B
$298,130,000 (approximate)

Classes 1-A-1, 2-A-1 and 2-A-2 (Offered Certificates)

Bank of America, National Association

Seller and Servicer

[LOGO] Bank of America(R) (SM)

February 11, 2005

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------

.. Preliminary Summary of Certificates (To Roll)                           pg. 3

.. Preliminary Summary of Certificates (To Maturity)                       pg. 4

.. Preliminary Summary of Terms                                            pg. 5

.. Preliminary Credit Support                                              pg. 11

.. Preliminary Priority of Distributions                                   pg. 11

.. Preliminary Bond Summary (To Roll)                                      pg. 12

.. Preliminary Bond Summary (To Maturity)                                  pg. 13

.. Collateral Characteristics (Group 1)                                    pg. 14

.. Collateral Characteristics (Group 2)                                    pg. 21

                                                                               2

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

----------------------------------------------------------------------------------------------------------------
                                       Preliminary Summary of Certificates
----------------------------------------------------------------------------------------------------------------
                                                  To Roll /(1)/
----------------------------------------------------------------------------------------------------------------
                                                                            Expected
                                                      Est.   Est. Prin.   Maturity to               Expected
           Approx.                                    WAL      Window      Roll @ 25%   Delay       Ratings
Class     Size /(2)/    Interest - Principal Type    (yrs)      (mos)         CPR        Days   (Fitch/ Moody's)
-----   -------------   --------------------------   -----   ----------   -----------   -----   ----------------
Offered Certificates
1-A-1    $ 50,048,000   Variable - Pass-thru /(3)/    1.95     1 - 35       1/25/08       24           AAA / Aaa
2-A-1     120,000,000   Variable - Pass-thru /(4)/    2.58     1 - 59       1/25/10       24           AAA / Aaa
2-A-2     128,082,000   Variable - Pass-thru /(4)/    2.58     1 - 59       1/25/10       24           AAA / Aaa
Not Offered Hereunder
B-1      $  5,095,000                                                                                       N.A.
B-2         2,162,000                                                                                       N.A.
B-3         1,389,000                                                                                       N.A.
B-4           618,000                                                                                       N.A.
B-5           463,000                                                                                       N.A.
B-6           926,907                                                                                       N.A.
1-A-R             100                                                                                       N.A.
1-IO              TBD   Fixed -Interest Only                                                                N.A.
2-IO              TBD   Fixed -Interest Only                                                                N.A.
----------------------------------------------------------------------------------------------------------------

/(1)/ Assumes any outstanding principal balance on the Group 1-A and the Group
     2-A Certificates will be paid in full on the Distribution Date occurring in the month of January 2008 and January 2010, respectively.

/(2)/ Class sizes are subject to change.

/(3)/ For each Distribution Date occurring prior to February 2008, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% . For each Distribution Date occurring in the month of or after February 2008, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(4)/ For each Distribution Date occurring prior to February 2010, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ]% for the Class 2-A-1 and Class 2-A-2 Certificates, respectively. For each Distribution Date occurring in the month of or after February 2010, interest will accrue on the Group 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

                                                                               3

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

-------------------------------------------------------------------------------------------------------------------
                                        Preliminary Summary of Certificates
-------------------------------------------------------------------------------------------------------------------
                                                    To Maturity
-------------------------------------------------------------------------------------------------------------------
                                                     Est.   Est. Prin.       Expected                  Expected
           Approx.                                   WAL       Window         Final        Delay       Ratings
Class    Size /(1)/    Interest - Principal Type    (yrs)   (mos) /(2)/   Maturity /(2)/    Days   (Fitch/ Moody's)
-----   ------------   --------------------------   -----   -----------   --------------   -----   ----------------
Offered Certificates
1-A-1   $ 50,048,000   Variable - Pass-thru /(3)/    3.27     1 - 360         2/25/35        24           AAA / Aaa
2-A-1    120,000,000   Variable - Pass-thru /(4)/    3.31     1 - 360         2/25/35        24           AAA / Aaa
2-A-2    128,082,000   Variable - Pass-thru /(4)/    3.31     1 - 360         2/25/35        24           AAA / Aaa
-------------------------------------------------------------------------------------------------------------------

/(1)/ Class sizes are subject to change.

/(2)/ Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

/(3)/ For each Distribution Date occurring prior to February 2008, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% . For each Distribution Date occurring in the month of or after February 2008, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(4)/ For each Distribution Date occurring prior to February 2010, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ]% for the Class 2-A-1 and Class 2-A-2 Certificates, respectively. For each Distribution Date occurring in the month of or after February 2010, interest will accrue on the Group 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

                                                                               4

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                                 Preliminary Summary of Terms
--------------------------------------------------------------------------------
Transaction:                     Banc of America Mortgage Securities, Inc.

                                 Mortgage Pass-Through Certificates, Series
                                 2005-B

Lead Manager (Book Runner):      Banc of America Securities LLC

Co-Managers:                     Bear, Stearns & Co. Inc. and Lehman Brothers
                                 Inc.

Seller and Servicer:             Bank of America, National Association

Trustee:                         Wells Fargo Bank, N.A.

Rating Agencies:                 Fitch Ratings (Class A Certificates and
                                 Subordinate Certificates) and Moody's Investors
                                 Service, Inc. (Class A Certificates).

Transaction Size:                $308,784,007

Securities Offered:              $50,048,000 Class 1-A-1 Certificates

                                 $120,000,000 Class 2-A-1 Certificates

                                 $128,082,000 Class 2-A-2 Certificates

Group 1 Collateral:              3/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 49.34% of the Group 1 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 2 Collateral:              5/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first
                                 lien mortgage loans. The Group 2 Mortgage Loans
                                 have a fixed interest rate for approximately 5
                                 years and thereafter the Mortgage Loans have a
                                 variable interest rate. Approximately 64.59% of
                                 the Group 2 Mortgage Loans require only
                                 payments of interest until the month following
                                 the first rate adjustment date. Approximately
                                 1.20% of the Group 2 Mortgage Loans have a
                                 prepayment fee as of the day of origination.
--------------------------------------------------------------------------------

                                                                               5

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                                 Preliminary Summary of Terms
--------------------------------------------------------------------------------
Expected Pricing Date:           Week of February 14, 2005

Expected Closing Date:           On or about February 25, 2005

Distribution Date:               25th of each month, or the next succeeding
                                 business day (First Distribution Date: March
                                 25, 2005)

Cut-Off Date:                    February 1, 2005

Class A Certificates:            Class 1-A-1, 1-A-R, 2-A-1 and 2-A-2
                                 Certificates (the "Class A Certificates"). The
                                 Class 1-A-R Certificates are not offered hereunder.

Subordinate Certificates:        Class B-1, B-2, B-3, B-4, B-5 and B-6
                                 Certificates (the "Class B Certificates"). The
                                 Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:          Class 1-A-1 and 1-A-R

Group 2-A Certificates:          Class 2-A-1 and 2-A-2

Day Count:                       30/360

Group 1 and Group 2              25% CPR
Prepayment Speed:

Clearing:                        DTC, Clearstream and Euroclear

                                   Original
                                 Certificate      Minimum       Incremental
Denominations:                       Form      Denominations   Denominations
                                 -----------   -------------   -------------
   Class A Offered
      Certificates                Book Entry       $1,000            $1

SMMEA Eligibility:               The Class A Certificates and the Class B-1
                                 Certificates are expected to constitute
                                 "mortgage related securities" for purposes of SMMEA.

Tax Structure:                   REMIC

Optional Clean-up Call:          Any Distribution Date on or after which the
                                 aggregate Stated Principal Balance of the
                                 Mortgage Loans declines to 10% or less of the
                                 aggregate unpaid Principal Balance of such
                                 Mortgage Loans as of the Cut-Off Date ("Cut-Off
                                 Date Pool Principal Balance").
--------------------------------------------------------------------------------

                                                                               6

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                                 Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Distribution:          Principal will be allocated to the certificates
                                 according to the Priority of Distributions: The
                                 Senior Principal Distribution Amount for Group
                                 1 will generally be allocated first to the Class 1-A-R Certificates and then to the Class
                                 1-A-1 Certificates until their class balances have been reduced to zero. The Senior Principal
                                 Distribution Amount for Group 2 will generally be allocated to the Class 2-A-1 and 2-A-2
                                 Certificates, pro rata until their class balances have been reduced to zero. The
                                 Subordinate Principal Distribution Amount will generally be allocated to the Subordinate
                                 Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balances of the Class A Certificates of a Group have been reduced to zero, certain amounts otherwise payable to the Subordinate
                                 Certificates may be paid to the Class A
                                 Certificates of the other Group (Please see the Priority of Distributions section.)

Interest Accrual:                Interest will accrue on the Class 1-A-1, Class
                                 2-A-1 and Class 2-A-2 Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, an "Interest
                                 Accrual Period"). The initial Interest Accrual
                                 Period will be deemed to have commenced on February 1, 2005. Interest which accrues on such class of Certificates during an Interest
                                 Accrual Period will be calculated on the assumption that distributions which reduce the class balances thereof on the Distribution Date in that Interest Accrual Period are made on the first day of the Interest Accrual Period.
                                 Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Administrative Fee:              The Administrative Fees with respect to the
                                 Trust are payable out of the interest payments
                                 received on each Mortgage Loan. The
                                 "Administrative Fees" consist of (a) servicing
                                 compensation payable to the Servicer in respect
                                 of its servicing activities (the "Servicing
                                 Fee") and (b) fees paid to the Trustee. The
                                 Administrative Fees will accrue on the Stated
                                 Principal Balance of each Mortgage Loan at a
                                 rate (the "Administrative Fee Rate") equal to
                                 the sum of the Servicing Fee Rate for such
                                 Mortgage Loan and the Trustee Fee Rate. The
                                 "Trustee Fee Rate" will be 0.0075% per annum.
                                 The Servicing Fee Rate for Loan Group 1 will be
                                 0.375% per annum and the Servicing Fee Rate for
                                 Loan Group 2 will be 0.250% per annum.
--------------------------------------------------------------------------------

                                                                               7

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Compensating Interest:           The aggregate servicing fee payable to the
                                 Servicer for any month will be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for such
                                 Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:      As to any Mortgage Loan and Distribution Date,
                                 the excess of its mortgage interest rate over the Administrative Fee Rate.

Pool Distribution Amount:        The Pool Distribution Amount for each Loan
                                 Group with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related
                                 Servicing Fee) and principal due on the
                                 Mortgage Loans in such Loan Group on the due date in the month of such Distribution Date, together with any advances in respect thereof or any compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures, and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage
                                 Loans in such Loan Group, by foreclosure or otherwise, during the calendar month preceding the month of such Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage
                                 Loans in such Loan Group during the calendar month preceding the month of such Distribution
                                 Date; and (iv) any substitution adjustment payments in connection with any defective
                                 Mortgage Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool Distribution
                                 Amounts will not include any profit received by the Servicer on the foreclosure of a Mortgage
                                 Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:               The Senior Percentage for a Loan Group on any
                                 Distribution Date will equal (i) the aggregate class balance of the Class A Certificates of the related Group immediately prior to such date, divided by (ii) the aggregate principal balance of such Loan Group for such date.

Subordinate Percentage:          The Subordinate Percentage for a Loan Group for
                                 any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment           The Subordinate Prepayment Percentage for a
Percentage:                      Loan Group for any Distribution Date will equal
                                 100% minus the Senior Prepayment Percentage for
                                 such Loan Group for such date.
--------------------------------------------------------------------------------

                                                                               8

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Senior Prepayment                For the following Distribution Dates, will be
Percentage:                      as follows:

                                 Distribution Date                  Senior Prepayment Percentage
                                 -----------------                  ----------------------------
                                 March 2005 through February 2012   100%;
                                 March 2012 through February 2013   the applicable Senior Percentage plus,
                                                                    70% of the applicable Subordinate
                                                                    Percentage;
                                 March 2013 through February 2014   the applicable Senior Percentage plus,
                                                                    60% of the applicable Subordinate
                                                                    Percentage;
                                 March 2014 through February 2015   the applicable Senior Percentage plus,
                                                                    40% of the applicable Subordinate
                                                                    Percentage;
                                 March 2015 through February 2016   the applicable Senior Percentage plus,
                                                                    20% of the applicable Subordinate
                                                                    Percentage;
                                 March 2016 and thereafter          the applicable Senior Percentage;

                                 provided, however,

                                 (i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates of all Groups divided by (y) the aggregate Principal Balance of all Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all Loan Groups for such Distribution Date will equal 100%,

                                 (ii) if for each Group of Certificates on any
                                      Distribution Date prior to the March 2008
                                      Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Principal Balance of all the Loan Groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan Group, and

                                 (iii) if for each Group of Certificates on or
                                      after the March 2008 Distribution Date,
                                      prior to giving effect to any
                                      distributions, the Aggregate Subordinate
                                      Percentage is greater than or equal to
                                      twice such percentage calculated as of the
                                      Closing Date, then the Senior Prepayment
                                      Percentage for each Loan Group for that
                                      Distribution Date will equal the Senior
                                      Percentage for each Loan Group.
--------------------------------------------------------------------------------

                                                                               9

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Amount:                The Principal Amount for any Distribution Date
                                 and any Loan Group will equal the sum of (a) the principal portion of each Monthly Payment
                                 (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related due date), (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan
                                 Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan
                                 Group received with respect to such
                                 Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution
                                 Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution
                                 Date.

Senior Principal Distribution    The Senior Principal Distribution Amount for a
Amount:                          Loan Group for any Distribution Date will equal
                                 the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses
                                 (a) through (d) of the definition of "Principal
                                 Amount" for such Loan Group and such
                                 Distribution Date and (ii) the Senior
                                 Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal            The Subordinate Principal Distribution Amount
Distribution Amount:             for a Loan Group for any Distribution Date will
                                 equal the sum of (i) the Subordinate Percentage
                                 for such Loan Group of the amounts described in
                                 clauses (a) through (d) of the definition of
                                 "Principal Amount" for such Loan Group and such
                                 Distribution Date and (ii) the Subordinate
                                 Prepayment Percentage for such Loan Group of
                                 the amounts described in clauses (e) and (f) of
                                 the definition of "Principal Amount" for such
                                 Loan Group and such Distribution Date.
--------------------------------------------------------------------------------

                                                                              10

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                           Preliminary Credit Support
--------------------------------------------------------------------------------
The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                      Subordination of Class B Certificates
                      -------------------------------------
                                     Class A
                             Credit Support (3.45%)
                      -------------------------------------
                                    Class B-1
                             Credit Support (1.80%)
                      -------------------------------------
                                    Class B-2
                             Credit Support (1.10%)               Order of
                      -------------------------------------         Loss
      Priority of                   Class B-3                    Allocation
        Payment              Credit Support (0.65%)
                      -------------------------------------
                                    Class B-4
                             Credit Support (0.45%)
                      -------------------------------------
                                    Class B-5
                             Credit Support (0.30%)
                      -------------------------------------
                                    Class B-6
                             Credit Support (0.00%)
                      -------------------------------------

--------------------------------------------------------------------------------
                      Preliminary Priority of Distributions
--------------------------------------------------------------------------------
Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                      Preliminary Priority of Distributions
         --------------------------------------------------------------
                             First, to the Trustee;
         --------------------------------------------------------------
                                       |
         --------------------------------------------------------------
          Second, to the Class 1-IO and Class 2-IO Certificates to pay
                                    Interest;
         --------------------------------------------------------------
                                       |
         --------------------------------------------------------------
             Third, to the Class A Certificates of each Group to pay
                                    Interest;
         --------------------------------------------------------------
                                       |
         --------------------------------------------------------------
            Fourth, to the Class A Certificates of each Group to pay
                                   Principal;
         --------------------------------------------------------------
                                       |
         --------------------------------------------------------------
                Fifth, sequentially, to each class of Subordinate
           Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1
               Certificates, until each class balance is zero; and
         --------------------------------------------------------------
                                       |
         --------------------------------------------------------------
                Sixth, to the residual certificate, any remaining
                                    amounts.
         --------------------------------------------------------------

                                                                              11

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

-----------------------------------------------------------------------------------------------------------------
                                             Preliminary Bond Summary
-----------------------------------------------------------------------------------------------------------------
                                                  To Roll /(1)/
-----------------------------------------------------------------------------------------------------------------
1-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00            3.919        3.902        3.891        3.880         3.867        3.837        3.799
Average Life (Years)       2.679        2.295        2.116        1.947         1.788        1.496        1.237
Modified Duration          2.489        2.140        1.978        1.823         1.678        1.411        1.172
Principal Window Begin   03/25/2005   03/25/2005   03/25/2005   03/25/2005   03/25/2005   03/25/2005   03/25/2005
Principal Window End     01/25/2008   01/25/2008   01/25/2008   01/25/2008   01/25/2008   01/25/2008   01/25/2008
Principal # Months           35           35           35           35           35           35           35

2-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%          15%          20%          25%           30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00            4.302        4.281        4.268        4.254         4.237        4.199        4.150
Average Life (Years)       4.277        3.316        2.922        2.575         2.268        1.761        1.368
Modified Duration          3.800        2.977        2.638        2.337         2.070        1.626        1.277
Principal Window Begin   03/25/2005   03/25/2005   03/25/2005   03/25/2005   03/25/2005   03/25/2005   03/25/2005
Principal Window End     01/25/2010   01/25/2010   01/25/2010   01/25/2010   01/25/2010   01/25/2010   01/25/2010
Principal # Months           59           59           59           59           59           59           59

2-A-2
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-29            4.501        4.412        4.359        4.299         4.232        4.071        3.866
Average Life (Years)       4.277        3.316        2.922        2.575         2.268        1.761        1.368
Modified Duration          3.765        2.959        2.626        2.330         2.067        1.628        1.282
Principal Window Begin   03/25/2005   03/25/2005   03/25/2005   03/25/2005   03/25/2005   03/25/2005   03/25/2005
Principal Window End     01/25/2010   01/25/2010   01/25/2010   01/25/2010   01/25/2010   01/25/2010   01/25/2010
Principal # Months           59           59           59           59           59           59           59

/(1)/  Assumes any outstanding principal balance on the Group 1-A and the Group
     2-A Certificates will be paid in full on the Distribution Date occurring in the month of January 2008 and January 2010, respectively.

                                                                              12

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

-----------------------------------------------------------------------------------------------------------------
                                             Preliminary Bond Summary
-----------------------------------------------------------------------------------------------------------------
                                                   To Maturity
-----------------------------------------------------------------------------------------------------------------
1-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00            4.796        4.561        4.452        4.350         4.255        4.087       3.945
Average Life (Years)       11.443       5.418        4.128        3.272         2.670        1.889       1.403
Modified Duration          7.939        4.382        3.488        2.853         2.381        1.736       1.313
Principal Window Begin   03/25/2005   03/25/2005   03/25/2005   03/25/2005   03/25/2005   03/25/2005   03/25/2005
Principal Window End     02/25/2035   02/25/2035   02/25/2035   02/25/2035   02/25/2035   02/25/2035   02/25/2032
Principal # Months          360          360          360          360           360          360         324

2-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%           30%          40%         50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00            4.841        4.616        4.524        4.445         4.376        4.265       4.177
Average Life (Years)       11.696       5.503        4.181        3.307         2.694        1.901       1.409
Modified Duration          8.070        4.420        3.507        2.860         2.383        1.732       1.309
Principal Window Begin   03/25/2005   03/25/2005   03/25/2005   03/25/2005   03/25/2005   03/25/2005   03/25/2005
Principal Window End     02/25/2035   02/25/2035   02/25/2035   02/25/2035   02/25/2035   02/25/2035   02/25/2033
Principal # Months          360          360          360          360           360          360         336

2-A-2
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-29            4.932        4.703        4.591        4.480         4.370        4.145       3.901
Average Life (Years)       11.696       5.503        4.181        3.307         2.694        1.901       1.409
Modified Duration          7.931        4.372        3.479        2.846         2.377        1.735       1.315
Principal Window Begin   03/25/2005   03/25/2005   03/25/2005   03/25/2005   03/25/2005   03/25/2005   03/25/2005
Principal Window End     02/25/2035   02/25/2035   02/25/2035   02/25/2035   02/25/2035   02/25/2035   03/25/2033
Principal # Months          360          360          360          360           360          360         337

                                                                              13

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 49.34% of the Group 1 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                        Collateral Summary    Range (if applicable)
                                                        ------------------   ----------------------
Total Outstanding Loan Balance                                $51,836,754

Total Number of Loans                                                 103

Average Loan Principal Balance                                   $503,269    $359,641 to $1,000,000

WA Gross Coupon                                                    5.086%          4.250% to 6.375%

WA FICO                                                               732                620 to 806

WA Original Term (mos.)                                               358                180 to 360

WA Remaining Term (mos.)                                              358                180 to 360

WA OLTV                                                            74.49%          38.75% to 95.00%

WA Months to First Rate Adjustment Date                         35 months           34 to 36 months

Gross Margin                                                       2.250%

WA Rate Ceiling                                                   11.086%        10.250% to 12.375%

Geographic Concentration of Mortgaged Properties (Top   CA         51.22%
5 States) based on the Aggregate Stated Principal       FL         13.55%
Balance                                                 IL          8.52%
                                                        MA          3.95%
                                                        VA          3.86%

--------------------------------------------------------------------------------

                                                                              14

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

       Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Occupancy                          Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                    86       $43,544,757.96         84.00%
Second Home                          14         6,937,395.19         13.38
Investor Property                     3         1,354,601.03          2.61
------------------------------------------------------------------------------
Total:                              103       $51,836,754.18        100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Property Type                      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence              65       $32,840,131.78         63.35%
Condominium                          18         8,828,248.37         17.03
PUD-Detached                         16         8,318,938.79         16.05
2-Family                              2           975,435.24          1.88
3-Family                              1           480,000.00          0.93
PUD-Attached                          1           394,000.00          0.76
-----------------------------------------------------------------------------
Total:                              103       $51,836,754.18        100.00%
=============================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
Purpose                           Mortgage     Balance as of    Pool Principal
                                   Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                             59       $29,275,185.09         56.48%
Refinance-Rate/Term                  27        13,748,201.91         26.52
Refinance-Cashout                    17         8,813,367.18         17.00
------------------------------------------------------------------------------
Total:                              103       $51,836,754.18        100.00%
==============================================================================

           Geographical Distribution of the Mortgage Properties of the

                                                                              15

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

                           Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Geographic Area                    Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                           53       $26,548,847.61         51.22%
Florida                              13         7,024,969.86         13.55
Illinois                              8         4,416,830.02          8.52
Massachusetts                         3         2,045,677.16          3.95
Virginia                              4         2,002,777.81          3.86
Nevada                                4         1,925,072.62          3.71
Washington                            3         1,496,005.85          2.89
North Carolina                        3         1,261,031.83          2.43
New Jersey                            2           750,000.00          1.45
Tennessee                             1           532,000.00          1.03
New York                              1           472,000.00          0.91
Kansas                                1           461,000.00          0.89
Delaware                              1           448,800.00          0.87
Michigan                              1           445,600.00          0.86
Arizona                               1           427,020.96          0.82
Colorado                              1           427,000.00          0.82
Maine                                 1           389,520.46          0.75
Utah                                  1           384,000.00          0.74
Texas                                 1           378,600.00          0.73
------------------------------------------------------------------------------
Total:                              103       $51,836,754.18        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 3.96% of the Group 1
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 1 Mortgage Loans

------------------------------------------------------------------------------
                                                                     % of
                                                                 Cut-Off Date
                                                 Aggregate      Pool Principal
                                 Number Of   Stated Principal   Balance of the
                                  Mortgage     Balance as of      California
California State Distribution      Loans       Cut-Off Date     Mortgage Loans
------------------------------------------------------------------------------
Northern California                  32       $16,536,696.32         62.29%
Southern California                  21        10,012,151.29         37.71
------------------------------------------------------------------------------
Total:                               53       $26,548,847.61        100.00%
==============================================================================

                                                                              16

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

  Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan             Mortgage     Balance as of    Pool Principal
Principal Balances ($)             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
350,000.01 - 400,000.00              24       $ 9,147,287.65         17.65%
400,000.01 - 450,000.00              22         9,536,344.33         18.40
450,000.01 - 500,000.00              20         9,576,154.24         18.47
500,000.01 - 550,000.00              12         6,257,013.04         12.07
550,000.01 - 600,000.00               6         3,486,423.54          6.73
600,000.01 - 650,000.00               4         2,547,982.85          4.92
650,000.01 - 700,000.00               6         4,044,822.33          7.80
700,000.01 - 750,000.00               5         3,657,692.48          7.06
750,000.01 - 800,000.00               1           775,000.00          1.50
800,000.01 - 850,000.00               1           808,033.72          1.56
950,000.01 - 1,000,000.00             2         2,000,000.00          3.86
------------------------------------------------------------------------------
Total:                              103       $51,836,754.18        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $503,269.

        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value            Mortgage     Balance as of    Pool Principal
Ratios (%)                         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
35.01 - 40.00                         1       $   775,000.00          1.50%
40.01 - 45.00                         1           378,600.00          0.73
45.01 - 50.00                         2         1,250,000.00          2.41
50.01 - 55.00                         4         2,340,000.00          4.51
55.01 - 60.00                         4         2,269,534.75          4.38
65.01 - 70.00                        14         7,051,893.26         13.60
70.01 - 75.00                         7         3,856,652.23          7.44
75.01 - 80.00                        63        30,926,239.98         59.66
85.01 - 90.00                         5         2,200,823.00          4.25
90.01 - 95.00                         2           788,010.96          1.52
------------------------------------------------------------------------------
Total:                              103       $51,836,754.18        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 74.49%.

                                                                              17

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

       Current Mortgage Interest Rates of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
4.001 - 4.250                         1       $   738,500.00          1.42%
4.251 - 4.500                         9         4,828,243.60          9.31
4.501 - 4.750                        10         5,756,855.66         11.11
4.751 - 5.000                        31        14,733,548.71         28.42
5.001 - 5.250                        24        11,326,736.62         21.85
5.251 - 5.500                        15         7,922,139.05         15.28
5.501 - 5.750                         9         4,843,876.70          9.34
5.751 - 6.000                         3         1,325,863.84          2.56
6.251 - 6.500                         1           360,990.00          0.70
------------------------------------------------------------------------------
Total:                              103       $51,836,754.18        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 1 Mortgage Loans is expected to be approximately 5.086% per annum.

                   Gross Margins of the Group 1 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Gross Margin (%)                   Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                               103       $51,836,754.18        100.00%
------------------------------------------------------------------------------
Total:                              103       $51,836,754.18        100.00%
==============================================================================

                                                                              18

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

                Rate Ceilings of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                  Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
10.001 - 10.250                       1       $   738,500.00          1.42%
10.251 - 10.500                       9         4,828,243.60          9.31
10.501 - 10.750                      10         5,756,855.66         11.11
10.751 - 11.000                      31        14,733,548.71         28.42
11.001 - 11.250                      24        11,326,736.62         21.85
11.251 - 11.500                      15         7,922,139.05         15.28
11.501 - 11.750                       9         4,843,876.70          9.34
11.751 - 12.000                       3         1,325,863.84          2.56
12.251 - 12.500                       1           360,990.00          0.70
------------------------------------------------------------------------------
Total:                              103       $51,836,754.18        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1
     Mortgage Loans is expected to be approximately 11.086% per annum.

         First Rate Adjustment Date of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
First Rate Adjustment Date         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
December 1, 2007                      3       $ 1,247,531.83          2.41%
January 1, 2008                      58        28,679,316.35         55.33
February 1, 2008                     42        21,909,906.00         42.27
------------------------------------------------------------------------------
   Total:                           103       $51,836,754.18        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

               Remaining Terms of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Remaining Term (Months)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
161 - 180                             1       $   500,000.00          0.96%
341 - 360                           102        51,336,754.18         99.04
------------------------------------------------------------------------------
Total:                              103       $51,836,754.18        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 358 months.

                                                                              19

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

        Credit Scoring of Mortgagors of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Credit Scores                      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                             2       $ 1,146,259.31          2.21%
751 - 800                            36        17,766,650.23         34.27
701 - 750                            45        23,026,388.66         44.42
651 - 700                            15         6,925,732.98         13.36
601 - 650                             5         2,971,723.00          5.73
------------------------------------------------------------------------------
Total:                              103       $51,836,754.18        100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              20

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 64.59% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 1.20% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                   Collateral Summary    Range (if applicable)
                                                   ------------------   ----------------------
Total Outstanding Loan Balance                           $256,947,252
Total Number of Loans                                             487
Average Loan Principal Balance                               $527,612   $359,650 to $1,475,000
WA Gross Coupon                                                5.031%         3.625% to 6.500%
WA FICO                                                           737               623 to 821
WA Original Term (mos.)                                           359               180 to 360
WA Remaining Term (mos.)                                          358               178 to 360
WA OLTV                                                        71.30%          6.62% to 95.00%
WA Months to First Rate Adjustment Date                     59 months          44 to 60 months
Gross Margin                                                   2.250%
WA Rate Ceiling                                               10.031%        8.625% to 11.500%
Geographic Concentration of Mortgaged              CA          53.59%
Properties (Top 5 States) based on the Aggregate   FL           9.79%
Stated Principal Balance                           VA           6.26%
                                                   MD           3.13%
                                                   IL           2.93%
--------------------------------------------------------------------------------


                                                                              21

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

      Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Occupancy                          Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                   434       $227,101,340.52        88.38%
Second Home                          47         27,130,727.23        10.56
Investor Property                     6          2,715,184.59         1.06
------------------------------------------------------------------------------
Total:                              487       $256,947,252.34       100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Property Type                      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence             292       $155,705,475.39        60.60%
PUD-Detached                        104         55,676,892.73        21.67
Condominium                          76         38,196,461.76        14.87
PUD-Attached                          8          3,922,031.81         1.53
2-Family                              5          2,657,650.65         1.03
4-Family                              1            412,000.00         0.16
Cooperative                           1            376,740.00         0.15
------------------------------------------------------------------------------
Total:                              487       $256,947,252.34       100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Purpose                            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                            289       $152,258,633.57        59.26%
Refinance-Rate/Term                 105         56,388,519.84        21.95
Refinance-Cashout                    91         46,557,704.26        18.12
Construction/Permanent                2          1,742,394.67         0.68
------------------------------------------------------------------------------
Total:                              487       $256,947,252.34       100.00%
==============================================================================

                                                                              22

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

           Geographical Distribution of the Mortgage Properties of the
                          Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Geographic Area                    Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                          261       $137,708,346.60        53.59%
Florida                              49         25,142,888.01         9.79
Virginia                             34         16,092,013.58         6.26
Maryland                             16          8,051,447.36         3.13
Illinois                             13          7,536,445.26         2.93
South Carolina                       11          5,804,399.72         2.26
Arizona                               8          5,187,514.49         2.02
North Carolina                        8          4,883,359.11         1.90
Washington                            8          4,084,122.57         1.59
Massachusetts                         8          4,026,200.00         1.57
Nevada                                8          3,881,797.91         1.51
Georgia                               7          3,821,768.94         1.49
Colorado                              5          3,700,000.00         1.44
District of Columbia                  7          3,375,523.05         1.31
New Jersey                            6          3,195,666.11         1.24
New York                              5          2,860,460.53         1.11
Tennessee                             6          2,625,601.13         1.02
Texas                                 5          2,524,985.70         0.98
Connecticut                           4          2,196,853.96         0.85
Missouri                              4          2,164,212.18         0.84
Kansas                                3          1,730,183.25         0.67
Vermont                               2          1,575,000.00         0.61
Michigan                              2          1,280,000.00         0.50
Pennsylvania                          2            924,142.88         0.36
Delaware                              1            677,000.00         0.26
Rhode Island                          1            600,000.00         0.23
New Mexico                            1            495,000.00         0.19
Wisconsin                             1            426,400.00         0.17
Alabama                               1            375,920.00         0.15
------------------------------------------------------------------------------
Total:                              487       $256,947,252.34       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 1.22% of the Group 2
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

                                                                              23

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

        California State Distribution of the Mortgaged Properties of the
                             Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                                     % of
                                                                 Cut-Off Date
                                                 Aggregate      Pool Principal
                                 Number Of   Stated Principal   Balance of the
                                  Mortgage     Balance as of      California
California State Distribution      Loans       Cut-Off Date     Mortgage Loans
------------------------------------------------------------------------------
Northern California                 160       $ 85,487,731.84        62.08%
Southern California                 101         52,220,614.76        37.92
------------------------------------------------------------------------------
Total:                              261       $137,708,346.60       100.00%
==============================================================================

  Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan             Mortgage     Balance as of    Pool Principal
Principal Balances ($)             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
350,000.01 - 400,000.00             100       $ 38,147,759.70        14.85%
400,000.01 - 450,000.00              98         41,629,540.75        16.20
450,000.01 - 500,000.00             102         49,140,820.74        19.12
500,000.01 - 550,000.00              42         22,209,009.49         8.64
550,000.01 - 600,000.00              42         24,325,652.62         9.47
600,000.01 - 650,000.00              29         18,254,431.02         7.10
650,000.01 - 700,000.00               9          6,096,440.07         2.37
700,000.01 - 750,000.00              16         11,672,060.32         4.54
750,000.01 - 800,000.00              15         11,745,645.00         4.57
800,000.01 - 850,000.00               4          3,344,863.00         1.30
850,000.01 - 900,000.00               6          5,348,297.17         2.08
900,000.01 - 950,000.00               4          3,780,886.21         1.47
950,000.01 - 1,000,000.00            14         13,696,803.00         5.33
1,000,000.01 - 1,500,000.00           6          7,555,043.25         2.94
------------------------------------------------------------------------------
Total:                              487       $256,947,252.34       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $527,612.

                                                                              24

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value            Mortgage     Balance as of    Pool Principal
Ratios (%)                         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
5.01 - 10.00                          1       $    612,000.00         0.24%
20.01 - 25.00                         3          2,083,000.00         0.81
30.01 - 35.00                         5          3,276,156.35         1.28
35.01 - 40.00                         5          3,359,471.14         1.31
40.01 - 45.00                         4          2,818,400.00         1.10
45.01 - 50.00                        16          8,675,782.74         3.38
50.01 - 55.00                        20         10,984,490.67         4.27
55.01 - 60.00                        20         11,395,126.21         4.43
60.01 - 65.00                        33         19,219,997.53         7.48
65.01 - 70.00                        57         30,868,562.31        12.01
70.01 - 75.00                        42         23,823,664.15         9.27
75.01 - 80.00                       268        134,350,738.03        52.29
80.01 - 85.00                         2            887,800.00         0.35
85.01 - 90.00                         9          3,846,408.21         1.50
90.01 - 95.00                         2            745,655.00         0.29
------------------------------------------------------------------------------
Total:                              487       $256,947,252.34       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 71.30%.

       Current Mortgage Interest Rates of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
3.501 - 3.750                         9       $  4,647,262.42         1.81%
3.751 - 4.000                         7          3,781,446.82         1.47
4.001 - 4.250                         9          4,809,139.31         1.87
4.251 - 4.500                        29         16,238,830.00         6.32
4.501 - 4.750                        64         34,759,170.75        13.53
4.751 - 5.000                       130         68,375,119.18        26.61
5.001 - 5.250                       120         63,471,290.94        24.70
5.251 - 5.500                        72         36,886,228.69        14.36
5.501 - 5.750                        38         19,252,794.72         7.49
5.751 - 6.000                         7          3,352,291.11         1.30
6.001 - 6.250                         1            947,278.40         0.37
6.251 - 6.500                         1            426,400.00         0.17
------------------------------------------------------------------------------
Total:                              487       $256,947,252.34       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 2 Mortgage Loans is expected to be approximately 5.031% per annum.

                                                                              25

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

                   Gross Margins of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Gross Margin (%)                   Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                               487       $256,947,252.34       100.00%
------------------------------------------------------------------------------
Total:                              487       $256,947,252.34       100.00%
==============================================================================

                Rate Ceilings of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                  Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
8.501 - 8.750                         9       $  4,647,262.42         1.81%
8.751 - 9.000                         7          3,781,446.82         1.47
9.001 - 9.250                         9          4,809,139.31         1.87
9.251 - 9.500                        29         16,238,830.00         6.32
9.501 - 9.750                        64         34,759,170.75        13.53
9.751 - 10.000                      130         68,375,119.18        26.61
10.001 - 10.250                     120         63,471,290.94        24.70
10.251 - 10.500                      72         36,886,228.69        14.36
10.501 - 10.750                      38         19,252,794.72         7.49
10.751 - 11.000                       7          3,352,291.11         1.30
11.001 - 11.250                       1            947,278.40         0.37
11.251 - 11.500                       1            426,400.00         0.17
------------------------------------------------------------------------------
Total:                              487       $256,947,252.34       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2
     Mortgage Loans is expected to be approximately 10.031% per annum.

                                                                              26

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

         First Rate Adjustment Date of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
First Rate Adjustment Date         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
October 1, 2008                       1       $  1,245,043.25         0.48%
December 1, 2008                      1            497,351.42         0.19
October 1, 2009                       1            600,000.00         0.23
November 1, 2009                      1            456,950.94         0.18
December 1, 2009                      3          1,574,871.86         0.61
January 1, 2010                     223        115,202,942.21        44.84
February 1, 2010                    257        137,370,092.66        53.46
------------------------------------------------------------------------------
Total:                              487       $256,947,252.34       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

               Remaining Terms of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Remaining Term (Months)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
161 - 180                             3       $  1,910,683.25         0.74%
341 - 360                           484        255,036,569.09        99.26
------------------------------------------------------------------------------
Total:                              487       $256,947,252.34       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 358 months.

        Credit Scoring of Mortgagors of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Credit Scores                      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                            28       $ 15,212,948.70         5.92%
751 - 800                           186        101,843,426.09        39.64
701 - 750                           155         81,849,362.62        31.85
651 - 700                            95         47,536,656.52        18.50
601 - 650                            21          9,645,418.24         3.75
Not Scored                            2            859,440.17         0.33
------------------------------------------------------------------------------
Total:                              487       $256,947,252.34       100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              27

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)
--------------------------------------------------------------------------------